UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2017

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Prudential Financial, Inc., a New Jersey corporation (the “Company”), is furnishing a copy of slides being presented at its Investor Day and Financial Strength Symposium conferences on June 6, 2017, as Exhibit 99.1 and Exhibit 99.2, respectively, hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Slide presentation of Prudential Financial, Inc. at its Investor Day conference on June 6, 2017 (furnished and not filed).

99.2	Slide presentation of Prudential Financial, Inc. at its Financial Strength Symposium conference on June 6, 2017 (furnished and not filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2017

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Andrew Hughes
Name:	Andrew Hughes
Title:	Vice President and Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.1	Slide presentation of Prudential Financial, Inc. at its Investor Day conference on June 6, 2017 (furnished and not filed).

99.2	Slide presentation of Prudential Financial, Inc. at its Financial Strength Symposium conference on June 6, 2017 (furnished and not filed).